SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 11, 2006



SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado              001-13458              84-0920811
(State or other       Commission           (I.R.S. Employer
 jurisdiction of      File Number)          Identification No.)
 incorporation)

4880 Havana Street, Denver, CO             80239

(Address of principal executive offices) (Zip Code)

Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))








Item 2.02	Results of Operations and Financial Condition.

On August 11, 2005, Scott's Liquid Gold-Inc. announced in a press release its operating results for the second quarter and first six months of 2006. The press release is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	Exhibits.

	The following exhibit accompanies this Report:

      Exhibit No.        Document
          99             Press Release dated August 11, 2006
                         concerning results of operations.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SCOTT'S LIQUID GOLD-INC.
                                       (Registrant)

Date: August 11, 2006                  /s/ Jeffry B. Johnson
                                       ----------------------------
                                       By: Jeffry B. Johnson
                                       Chief Financial Officer and
                                       Treasurer


EXHIBIT INDEX

Exhibit
Number         Document

   99          Press Release dated August 11, 2006 concerning results
                of operations.